   As filed with the Securities and Exchange Commission on November 12, 1999

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

       Filed by the registrant [X]
       Filed by a party other than the registrant [_]
       Check the appropriate box:
[_] Preliminary proxy statement
                                    [_] Confidential, For Use of the Com-
                                        mission Only [as permitted by
                                        Rule 14a-6(e)(2))

[_] Definitive proxy statement
[X] Definitive additional materials
[_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                          MUNIYIELD PENNSYLVANIA FUND
                      MUNIVEST PENNSYLVANIA INSURED FUND
                    MUNIHOLDINGS PENNSYLVANIA INSURED FUND
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
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               (Name of Registrant as Specified in Its Charter)

                                 Same as above
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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required.
  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

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  (2) Aggregate number of securities to which transaction applies:

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  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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  (4) Proposed maximum aggregate value of transaction:

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  (5) Total fee paid:

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  [_] Fee paid previously with preliminary materials.

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  [_] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:

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  (2) Form, Schedule or Registration Statement no.:

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  (3) Filing Party:

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  (4) Date Filed:

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

                          MUNIYIELD PENNSYLVANIA FUND
                       MUNIVEST PENNSYLVANIA INSURED FUND
                     MUNIHOLDINGS PENNSYLVANIA INSURED FUND

Dear Shareholder:

     You are being asked to consider a transaction involving your Fund and the other Funds listed above. The transaction is a reorganization of similar funds in which one Fund will acquire the other Funds. The following chart outlines the reorganization structure.

=============================================================================================
                Surviving Fund                              Funds to be Acquired
=============================================================================================
MuniYield Pennsylvania Fund                          MuniVest Pennsylvania Insured Fund
---------------------------------------------------------------------------------------------
                                                     MuniHoldings Pennsylvania Insured Fund
---------------------------------------------------------------------------------------------

     On December 15, 1999, each Fund will hold a Shareholders' Meeting to consider the Reorganization, which must be approved by the shareholders of each Fund involved. A combined proxy statement and prospectus that provides information about the proposed Reorganization and about each Fund is enclosed along with a Question and Answer sheet that addresses frequently asked questions. At the Annual Meeting of Shareholders of MuniHoldings Pennsylvania Insured Fund, shareholders of that Fund will be asked to elect Trustees and to ratify the selection of independent auditors. Information about all of these proposals is contained in the combined proxy statement and prospectus.

     You are being asked to approve the Agreement and Plan of Reorganization among the Funds pursuant to which MuniYield Pennsylvania Fund will acquire the assets and assume the liabilities of each of the Acquired Funds in exchange for newly issued Common Shares and Auction Market Preferred Shares of MuniYield Pennsylvania Fund. The Acquired Funds will distribute these shares to their respective shareholders so that holders of Common Shares will receive Common Shares of MuniYield Pennsylvania Fund and holders of Auction Market Preferred Shares will receive Auction Market Preferred Shares of MuniYield Pennsylvania Fund on the basis described in the combined proxy statement and prospectus.

     The Board of Trustees of each Fund has reviewed the Reorganization proposal and recommends that you vote FOR the proposal after carefully reviewing the enclosed materials. The Board of Trustees of MuniHoldings Pennsylvania Insured Fund also recommends that shareholders of the Fund vote for the Trustee nominees and for the ratification of the selection of Deloitte & Touche LLP as independent auditors of that Fund.

     Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. You also may vote on the internet by visiting http://www.proxyvote.com and entering the 12 digit
                                -----------------
control number located on your proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

                                    Sincerely,


                                    Alice A. Pellegrino
                                    Secretary of MuniYield Pennsylvania Fund,
                                    MuniVest Pennsylvania Insured Fund and
                                    MuniHoldings Pennsylvania Insured Fund

Enclosures

                           MUNIYIELD PENNSYLVANIA FUND
                       MUNIVEST PENNSYLVANIA INSURED FUND
                     MUNIHOLDINGS PENNSYLVANIA INSURED FUND


Q.   Why am I receiving this proxy material?

A. As a shareholder of one of the Funds, you are being asked to consider the Reorganization of the Funds. The transaction requires the approval of each Fund's shareholders.

Q.   Will the Reorganization change my rights and privileges as a shareholder?

A. Your rights and privileges as a shareholder will not change in any substantial way as a result of the Reorganization. In addition, the shareholder services available to you after the Reorganization will be substantially the same as the shareholder services currently available to you.

Q.   How will the Reorganization benefit me and other shareholders?

A.   All shareholders should consider the following:

     . After the Reorganization, the Fund's shareholders will be invested in a fund with an increased level of net assets with substantially similar investment objectives and policies:

     . After the Reorganization, holders of Common Shares are expected to experience:

     o a lower aggregate operating expense ratio (the ratio of operating expenses to total fund assets) than any individual Fund prior to the Reorganization;

     o a Fund with greater efficiency and flexibility in its portfolio management; and

     o    a more liquid public trading market for the Common Shares.

Q.   Will the Reorganization affect the value of my investment?

A.   The value of your investment will not change.

Q. After the Reorganization, will I own the same number of Common Shares as I currently own?

A. Yes, if you currently own Common Shares of MuniYield Pennsylvania Fund. You will not receive any additional Common Shares and the number of shares that you own after the Reorganization will be the same as the number of Common Shares that you currently own.

     No, if you currently own Common Shares in one of the Acquired Funds. You will receive Common Shares of MuniYield Pennsylvania Fund with the same aggregate net asset value as the Common Shares of the Acquired Fund you currently own on the business day prior to the closing date of the Reorganization (the "Valuation Date"). The number of shares you receive will depend on the relative net asset values of the Common Shares of the Funds on that date. For example, suppose that you own 10 Common Shares of an Acquired Fund. If the net asset value of the Acquired Fund's Common Shares on the Valuation Date is $6 per share, and the net asset value of MuniYield Pennsylvania Fund's Common Shares is $12 per share, you will receive 5 MuniYield Pennsylvania Fund Common Shares in the Reorganization. The aggregate net asset value of your investment will not change. (10 Acquired Fund shares x $6 = $60; 5 MuniYield Pennsylvania Fund shares x $12 = $60).

Q. I currently hold Auction Market Preferred Shares of one of the Funds. After the Reorganization, what will I hold?

A.      If Prior to the Reorganization          After the Reorganization
        you hold:                               you will hold:
        ------------------------------          -----------------------------
        MuniYield Pennsylvania Fund:            MuniYield Pennsylvania Fund*:
        AMPS                                    Series A AMPS
        MuniVest Pennsylvania Fund:
        AMPS                                    Series B AMPS
        MuniHoldings Pennsylvania Fund:
        Series A AMPS                           Series B AMPS

     *In connection with the Reorganization, MuniYield Pennsylvania Fund will file an amendment to its charter to change its name to MuniYield Pennsylvania Insured Fund.

     You will receive shares of MuniYield Pennsylvania Fund AMPS with the same aggregate liquidation preference as the shares of AMPS of the Acquired Fund you currently hold. Since all of the AMPS have a $25,000 liquidation preference the holders of AMPS of an Acquired Fund will receive one share of AMPS of MuniYield Pennsylvania Fund for each share of AMPS they currently hold. The auction and dividend payment dates for the AMPS you receive may be different from the auction and dividend payment dates of the AMPS you currently hold. The first dividend period following the Reorganization will be a special dividend period, which may be either longer or shorter than your Fund's regular dividend period. However, this will not adversely effect the value of your investment.


Q.   Should I send in my share certificates now?

A. No. After the Reorganization is approved by each Fund's shareholders and is completed, we will send holders of Common Shares of the Acquired Funds written instructions for exchanging their share certificates. Since holders of Auction Market Preferred Shares do not hold share certificates, all exchanges of Auction Market Preferred Shares will be accomplished by book entry. Shareholders of MuniYield Pennsylvania Fund will keep their share certificates.

Q.   What are the tax consequences for me and other shareholders?

A. The Reorganization is structured as a tax-free transaction so that the consummation of the Reorganization itself will not result in Federal income tax liability for shareholders of any Fund, except that Common Shareholders may incur taxes on any cash received for a fractional Common Share. The Funds have applied for a private letter ruling from the Internal Revenue Service on the tax-free treatment of the Reorganization.

Q.   Who will manage MuniYield Pennsylvania Fund after the Reorganization?

A. Fund Asset Management, L.P. currently serves as the manager for each Fund and after the Reorganization will be the manager of MuniYield Pennsylvania Fund. William R. Bock currently serves as a portfolio manager of each of the Funds, and he will be the portfolio manager of MuniYield Pennsylvania Fund after the Reorganization.

Q.   What will the name of the combined fund be after the Reorganization?

A. If the Reorganization is approved by each Fund's shareholders, the combined fund's name will be MuniYield Pennsylvania Insured Fund. In connection with the Reorganization, MuniYield Pennsylvania Fund will change its investment policies to provide that it will invest at least 80% of its assets in insured municipal bonds and will change its name to "MuniYield Pennsylvania Insured Fund."

Q.   Where and when do I vote?

A. A shareholders' meeting for each Fund is scheduled for December 15, 1999 at 800 Scudders Mill Road, Plainsboro, New Jersey at the time specified below for your Fund:

             Fund                                   Time
             ----                                   ----

MuniHoldings Pennsylvania Insured Fund            1:45 p.m.
MuniVest Pennsylvania Insured Fund                2:45 p.m.
MuniYield Pennsylvania Fund                       4:15 p.m.

Q.   Why is my vote important?

A. For a quorum to be present at the Shareholders' Meeting, a majority of the outstanding shares of each class of the Fund's shares must be represented either in person or by proxy. Approval of the Reorganization requires the affirmative vote of Fund shareholders representing a majority of the outstanding Common Shares and AMPS, voting together as a single class, and a majority of the outstanding AMPS voting together as a separate class. The Board of Trustees urges every shareholder to vote. Please read all proxy materials thoroughly before casting your vote.

Q.   How can I vote?

A. You may vote by signing and returning your proxy card in the enclosed postage-paid envelope. Or you may vote your shares on the internet at http://www.proxyvote.com If you cast your vote over the internet, you will
     ------------------------
     be asked for the 12-digit control number located on your proxy card. Or you may vote using the toll-free telephone number printed on your voting instruction form. You may also vote in person at the Shareholders' Meeting. If you submitted a proxy by mail, by telephone or on the internet, you may withdraw it at the Meeting and then vote in person at the Meeting or you may submit a superseding proxy by mail, by telephone or on the internet.

Q.   Has the Fund retained a proxy solicitation firm?

A. Yes, the Fund has hired Shareholder Communications Corporation to assist in the solicitation of proxies for the Meetings. While the Fund expects most proxies to be returned by mail, it also may solicit proxies by telephone, fax, telegraph or personal interview.

Q. What if there are not enough votes to reach a quorum by the scheduled meeting date?

A. In order to insure that we receive enough votes, we may need to take further action. We or our proxy solicitation firm may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls. If enough shares are not represented at the Meetings for a quorum or a quorum is present but there are not sufficient votes to approve the proposal by the time of each Shareholder's Meeting on December 15, 1999, then one or more of the Meetings may be adjourned to permit further solicitation of proxy votes.

Q.   What is the Board's recommendation on the Reorganization proposal?

A.   The Board of Trustees of each Fund  believes the  Reorganization  is in the
     best  interests  of  the  Fund's  shareholders.   Your  Board  of  Trustees
     encourages you to vote FOR the Reorganization.